UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Annual Report

December 31, 2010

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds' investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Distribution and Share Price Information	8

Performance Overviews	10

Report of Independent Registered Public Accounting Firm	12

Portfolio of Investments	13

Statement of Assets & Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Statement of Cash Flows	23

Financial Highlights	24

Notes to Financial Statements	26

Board Members & Officers	37

Annual Investment Management Agreement Approval Process	43

Board Approval of Sub-Advisory Arrangements with Nuveen Asset Management, LLC	50

Reinvest Automatically Easily and Conveniently	51

Glossary of Terms Used in this Report	53

Other Useful Information	55

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor's, Moody's or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments. Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Asset Management, LLP, the sub-adviser for both Funds.

Wellington Management has responsibility for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett, serves as portfolio manager for the Funds. He has 18 years of corporate finance and investment management experience and joined Wellington in 1999.

Here Michael reviews general economic and market conditions, his management strategy and the performance of JLS for the full year, and of JMT for the period from its inception on 2/24/10 through 12/31/10.

What were the general market conditions during the reporting period ending December 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at "exceptionally low levels" for an "extended period." The Fed also stated that it was "prepared to take further policy actions as needed" to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Recently, nearly all U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation has remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels.

As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in

Nuveen Investments

the Standard & Poor's/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Concerns about the pace of economic recovery grew during the second and third quarters following a string of disappointing economic releases, including plummeting home sales and continued weakness in the labor market. Despite evidence of weaker growth, some riskier assets started to rebound at the beginning of the fourth quarter amid expectations of additional quantitative easing by the Federal Reserve. The much anticipated announcement came in November when the Fed embarked on another round of asset purchases, stating that they planned to buy up to $600 billion of U.S. Treasury securities by the middle of 2011. However, news of the Fed's asset purchase program was overwhelmed by the re-emergence of sovereign debt concerns, resulting in a pullback in almost all risk markets. Contagion fears mounted and spreads widened as Ireland became the latest country to accept a bailout package due to its mounting banking problems and large fiscal deficits.

Investor sentiment showed a marked improvement heading into the end of the year as sovereign concerns subsided and stronger U.S. economic data reinforced expectations of a lasting U.S. recovery. Consumer confidence, retail sales, and manufacturing activity all surprised on the upside while a gradual improvement in jobless claims data also contributed to the positive tone. Markets received a further boost after the President and Congress agreed to extend the Bush-era tax cuts for two years.

During 2010, Agency Mortgage-Backed Securities was one of the top-performing investment-grade sectors, but trailed Commercial Mortgage-Backed Securities (CMBS). On a total and excess returns basis, CMBS beat other sectors by a wide margin responding to stabilizing fundamentals, strong supply/demand technicals and improving macroeconomic data. As a result, CMBS finished 2010 as the top-performing credit sector.

What key strategies were used to manage the Funds during this period?

Both Funds seek to generate attractive total returns by investing in a diverse portfolio of Mortgage-Backed Securities (MBS), consisting primarily of non-agency Residential MBS (RMBS) and CMBS. Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, both directly and also indirectly through a private feeder fund that invests alongside the U.S. Treasury (UST) in a master fund organized to invest directly in MBS and other assets eligible under the UST's Public-Private Investment Program (PPIP). Both JLS and JMT are effectively leveraged through their investment in the PPIP fund, and may be leveraged directly as well up to a maximum effective leverage of 33% of total net assets. The Funds currently have a limited term of 10 years, at which time all net assets will be distributed to shareholders of record.

We are constructive on CMBS but continue to believe that the non-agency RMBS sector offers better relative value, and we have positioned the Funds accordingly. The Funds continue to be conservatively positioned with RMBS, with a bias to higher quality collateral to protect against downside risk in the event of a prolonged economic recovery and further deterioration in the mortgage market.

Non-agency residential mortgages continued to perform strongly during the period as negative foreclosure headlines were overshadowed by low supply and investors' search

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*  JLS since inception return is from 11/25/09 and JMT since inception return is from 2/24/10. Returns for JLS are annualized, and for JMT are cumulative.

1.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

for higher-yielding assets. We expect foreclosures and liquidations to pick up in 2011. Overall, modification activity has been a limited success to date. We continue to believe that spreads should move tighter, albeit at a slower pace than in 2009 and 2010, supported by attractive valuations, more favorable fundamentals and negative net issuance.

Commercial real estate fundamentals remain challenged with delinquencies moving up during the last part of 2010, ending the year at a record high of 9.2%. However, commercial real estate (CRE) is beginning to show initial signs of improvement across property types. Since the peak of the market in October 2007, CRE valuations have fallen approximately 42%. The precipitous decline in pricing occurred primarily over the course of 2009 with significant volatility experienced over the course of 2010. The Moody's/REAL Commercial Price Property Index is approximately 2% lower than it was at the end of 2009. The most recent release of the Index, in November 2010, measured a monthly increase of 1.3%. This latest advance marks the second consecutive month with a price increase, following three consecutive months of declines. We expect CRE valuations to experience continued volatility in the near term as they continue to bounce around a "rocky bottom" with the most dramatic declines behind us.

The Funds also entered into short U.S. Treasury futures contracts to hedge interest rate risk.

How did the Funds perform over this period?

The performance of JLS and JMT, as well as a general market index, is presented in the accompanying table.

Total Returns on Net Asset Value

For periods ended 12/31/10

Fund	1-Year	Since Inception*
JLS	16.06%	14.55%
Barclays Capital U.S. Aggregate Bond Index[1]	6.56%	4.51%
JMT	N/A	13.20%
Barclays Capital U.S. Aggregate Bond Index[1]	N/A	4.57%

For the twelve-month period ended December 31, 2010, JLS outperformed the Barclays Capital Index based on favorable attribution from its allocation to non-agency RMBS and CMBS holdings. The non-agency RMBS sector was the largest contributor to total returns, with its Prime and Alt-A holdings contributing the most. The Fund's allocation to CMBS was also a strong contributor. In addition, the Fund benefited from the agency debt positions established early in the period for liquidity purposes. Agency MBS pass-throughs contributed negatively, albeit modestly, to total returns for the period.

For the approximately ten-month period ended December 31, 2010, JMT outperformed the Barclays Capital Index. The Fund generated total return from its allocation to non-agency RMBS and CMBS holdings, as well. The non-agency RMBS sector was the largest contributor to total returns, with its Prime and Alt-A holdings contributing the most. The Fund's allocation to CMBS was also a strong contributor. In addition, the Fund benefited from the agency debt positions established early in the period for liquidity purposes. Performance for the period was positive on an absolute returns basis across all sectors and asset classes.

Nuveen Investments

Distribution and Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2010, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Funds' monthly distributions to shareholders remained stable. JMT declared its first monthly distribution to shareholders during May 2010.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of December 31, 2010, both Funds had negative UNII balances for tax purposes and positive UNII balances for financial statement purposes.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/10	JLS	JMT*
Inception date	11/25/09	2/24/10
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$1.71	$1.13
From long-term capital gains	0.14	0.00
From short-term capital gains	0.10	0.21
Return of capital	0.02	0.00
Total per share distribution	$1.97	$1.34
Distribution rate on NAV	8.39%	7.84%**
Average annual total returns:
1-Year on NAV	16.06%	N/A
Since inception on NAV	14.55%	13.20%

*  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

**  Annualized.

Nuveen Investments

Share Repurchases and Shares Price Information

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

At December 31, 2010, the Funds' share prices were trading at (-) discounts to their NAVs as shown in the accompanying table.

Fund	12/31/10 (-) Discount	Twelve-Month Average (-) Discount
JLS	-0.51%	-0.28%
JMT	-4.91%	-2.40	%*

*  For the period February 24, 2010 (inception date) through December 31, 2010.

Nuveen Investments

Fund Snapshot

Share Price	$25.50
Net Asset Value (NAV)	$25.63
Premium/(Discount) to NAV	-0.51%
Current Distribution Rate[1]	8.12%
Net Assets (000)	$405,755

Average Annual Total Returns

(Inception 11/25/09)

	On Share Price	On NAV
1-Year	10.47%	16.06%
Since Inception	9.46%	14.55%

Key Portfolio Statistics

Average Coupon	4.51%
Average Life (Years)	4.64
Spread Duration (Years)[2]	2.23
Average Credit Quality[3]	B1

Portfolio Allocation

(as a % of total Fund investments)5

Mortgage-Backed Securities	73.6%
PPIP Limited Partnership[4]	20.6%
Short-Term Investments	5.8%

JLS

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund

  as of December 31, 2010

Aggregate Sector Allocation (as a % of total investment exposure)5,7

2010 Distributions Per Share6

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"). The Fund's average spread duration reflects the spread durations of bonds held in the master fund (the "Master PPIP Fund"), in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund's average credit quality is the market value weighted average of the numerical equivalent of the lower of either Standard & Poor's or Moody's credit rating, as available, of each rated bond. This figure excludes cash equivalents, leverage and investments in derivatives. The Fund's average credit quality includes the impact of the Fund's pro-rated indirect ownership of bonds held in the Master PPIP Fund. Holdings and their ratings will change over time. The average rating does not reflect the broader variation of ratings in the portfolio.

4 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

5 Excluding investments in derivatives.

6 The Fund paid shareholders a long-term capital gain distribution in September 2010 of $0.2377 per share.

7 Investment exposure includes the Fund's pro rata investments in the Feeder PPIP Fund.

Nuveen Investments

JMT

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund 2

  as of December 31, 2010

Aggregate Sector Allocation (as a % of total investment exposure)5,6

2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"). The Fund's average spread duration reflects the spread durations of bonds held in the master fund (the "Master PPIP Fund"), in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund's average credit quality is the market value weighted average of the numerical equivalent of the lower of either Standard & Poor's or Moody's credit rating, as available, of each rated bond. This figure excludes cash equivalents, leverage and investments in derivatives. The Fund's average credit quality includes the impact of the Fund's pro-rated indirect ownership of bonds held in the Master PPIP Fund. Holdings and their ratings will change over time. The average rating does not reflect the broader variation of ratings in the portfolio.

4 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

5 Excluding investments in derivatives.

6 Investment exposure includes the Fund's pro rata investments in the Feeder PPIP Fund.

Fund Snapshot

Share Price	$24.38
Net Asset Value (NAV)	$25.64
Premium/(Discount) to NAV	-4.91%
Current Distribution Rate[1]	8.22%
Net Assets (000)	$123,159

Cumulative Total Returns

(Inception 2/24/10)

	On Share Price	On NAV
Since Inception	3.07%	13.20%

Key Portfolio Statistics

Average Coupon	4.60%
Average Life (Years)	4.57
Spread Duration (Years)[2]	1.89
Average Credit Quality[3]	B2

Portfolio Allocation

(as a % of total Fund investments)5

Mortgage-Backed Securities	70.3%
PPIP Limited Partnership[4]	23.4%
Short-Term Investments	6.3%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Mortgage Opportunity Term Fund
Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (the "Funds") at December 31, 2010, and the results of each of their operations, the changes in each of their net assets, each of their cash flows, and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 25, 2011

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of INVESTMENTS

  December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 76.7%
	Residential – 76.7%
$4,807	ACE Securities Corporation, Asset Backed Pass-Through	0.381%	12/25/36	Caa1	$3,607,081
	Certificates Series 2007-HE2
1,035	AH Mortgage Advance Trust, Series 2010-ADV2, 144A	8.830%	5/10/41	BBB	1,040,175
1,835	AmeriCredit Automobile Receivables Trust Series 2010-2 Class E, 144A	8.660%	10/10/17	BB	1,950,576
9,708	Asset Backed Funding Corporation, Asset Backed Certificates, Series 2006-OPT3	0.421%	11/25/36	Caa3	5,272,830
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.501%	9/25/36	A	511,508
2,130	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Aa2	2,098,335
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.809%	2/10/51	BBB	1,202,622
3,808	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.869%	6/25/47	CCC	3,154,634
7,247	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2006-4	5.477%	10/25/36	CCC	5,166,936
7,735	Bear Stearns Adustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.871%	10/25/35	BB	6,522,643
9,844	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.421%	6/25/46	CC	4,370,556
6,035	Bear Stearns ARM Trust, Mortgage Pass Through Certificates, Series 2007-1	5.284%	2/25/47	CCC	4,054,564
3,300	Bear Stearns Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28	5.835%	9/11/42	A+	3,505,652
5,000	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.411%	6/25/37	A+	3,656,050
4,744	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.463%	3/25/37	CCC	3,451,969
2,056	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006-AR2	4.942%	3/25/36	Caa3	1,610,561
5,683	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.988%	8/25/35	Caa2	4,213,542
4,594	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.622%	11/25/36	CCC	2,920,599
5,915	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.397%	11/25/36	CCC	3,655,481
3,554	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	5.704%	7/25/37	Caa3	2,627,152
1,477	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-J11	6.000%	10/25/35	CCC	1,137,242
653	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.544%	3/25/47	B	640,982
4,500	Countrywide Asset-Backed Certificates Trust 2006-22	0.371%	5/25/37	A-	4,203,428
7,983	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.411%	3/25/47	B-	5,682,830
9,010	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.511%	4/25/36	BB-	8,026,813
5,468	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	3.149%	3/25/36	CCC	3,751,509
4,940	Dominos Pizza Master Issuer LLC, Series 2007-1, 144A	5.261%	4/25/37	BBB-	5,075,563
10,678	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.379%	12/25/36	AAA	1,694,103
21,951	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.039%	8/25/37	AAA	3,000,798

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$17,300	Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	$18,805,653
44	Federal National Mortgage Association 878334	6.000%	5/01/36	AAA	48,469
40	Federal National Mortgage Association 933166	6.000%	11/1/37	AAA	43,596
57	Federal National Mortgage Association 972305	6.000%	2/01/38	AAA	62,048
193	Federal National Mortgage Association 988936	6.000%	8/01/38	AAA	210,277
72	Federal National Mortgage Association AD0208	6.000%	8/01/39	AAA	78,695
5,641	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	CCC	4,584,888
5,089	First Horizon Alternative Mortgage Securities, Mortage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	CCC	4,385,793
412	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.829%	5/25/37	CCC	312,396
4,114	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.749%	8/25/37	CC	3,145,149
8,392	Freddie Mac Multi-Class Certificates, (I/O)	6.410%	12/15/36	AAA	1,002,649
19,918	Freddie Mac Multi-Class Certificates, Series 2415, (I/O)	6.040%	8/15/35	AAA	2,437,249
5,607	Freddie Mac Multi-Class Certificates, Series 3175, (I/O)	6.890%	6/15/36	AAA	793,602
17,642	Freddie Mac Multi-Class Certificates, Series 3255, (I/O)	6.447%	12/15/36	AAA	2,648,248
13,715	Freddie Mac Multi-Class Certificates, Series 3411, (I/O)	6.740%	8/15/36	AAA	1,752,347
17,508	Freddie Mac Multi-Class Certificates, Series 3591, (I/O)	6.140%	6/15/39	AAA	1,969,831
14,337	Freddie Mac Multi-Class Certificates, Series 3591, (I/O)	5.940%	10/15/39	AAA	1,489,396
30,372	Freddie Mac Multi-Class Certificates, Series 3623, (I/O)	5.960%	1/15/40	AAA	4,045,746
11,950	Freddie Mac Multi-Class Certificates, Series 3631, (I/O)	6.190%	2/15/40	AAA	1,435,172
14,007	Freddie Mac REMIC, (I/O)	6.397%	5/15/36	AAA	2,103,181
28,940	Freddie Mac REMIC, (I/O)	6.360%	7/15/36	AAA	3,885,103
2,870	Freddie Mac Structured Pass Through Certificates Series 2010-K006, 144A (3)	5.532%	12/26/46	AAA	2,534,210
5,150	GMAXM Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2005-AF2	6.000%	12/25/35	CC	4,012,177
4,541	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.341%	2/25/37	CCC	2,554,033
2,760	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-FM3	0.491%	11/25/36	CCC	1,100,359
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	AAA	516,520
1,000	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5	5.224%	4/10/37	Aaa	1,062,343
4,701	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2	5.174%	4/25/36	CCC	3,528,197
6,582	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	5.591%	5/25/47	CCC	4,924,793
5,300	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.371%	10/25/36	CCC	2,368,546
3,546	IndyMac INDA Mortgage Loan Trust 2006-AR1, Pass-Through Certificates	5.672%	8/25/36	AAA	3,414,262
6,735	IndyMac INDA Mortgage Loan Trust Series 2007-AR3	5.971%	7/25/37	CCC	5,378,021
7,525	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	4.968%	8/15/42	A2	7,414,302
4,183	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.440%	5/15/45	Aaa	4,247,960
1,380	JP Morgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	5.278%	6/25/37	CCC	1,118,459
6,579	LB UBS Commercial Mortgage Trust Series 2007-C2, Pass Through Certificates	5.493%	2/15/40	BBB	6,351,487
2,600	LB-UBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C5	5.017%	9/15/40	A+	2,667,522
2,241	Leaf II Receivables Funding LLC, 144A	5.000%	2/20/22	N/R	2,143,131
1,381	Leaf II Receivables Funding LLC, 144A	5.000%	1/20/19	N/R	1,315,347
6,809	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	5,445,360
1,395	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.352%	6/25/37	CCC	1,037,505
1,239	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset Backed Certificates, Series 2007-MLN1	0.371%	3/25/37	CCC	862,060
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.700%	12/25/35	B+	6,640,587

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through	5.331%	1/12/44	Aa2	$4,740,803
	Certificates, Series 2005-LC1
2,368	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series Series 2006-7	6.141%	6/25/36	CCC	1,476,783
1,635	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13	5.569%	12/15/44	A+	1,681,633
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.544%	11/12/49	Aa1	4,696,441
4,551	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.302%	3/25/36	CCC	2,782,390
2,553	Nomura Asset Acceptance Corporation, Alternative Loan Trust Mortgage Pass-Through Certificates Series 2005-AR4	3.057%	8/25/35	Ba3	1,849,930
3,400	NovaStar Mortgage Funding Corporation, Home Equity Loan Asset-Backed Certificates, Series 2007-2	0.441%	9/25/37	CCC	1,078,851
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	2,853,578
3,365	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.358%	5/25/35	CCC	2,294,329
7,768	Residential Asset Mortgage Products Inc, GMACM Mortgage Pass-Through Certificates Series 2005-AR5	3.141%	9/19/35	CCC	6,408,348
3,457	Residential Asset Securitization Trust 2006-A7CB	6.500%	7/25/36	Ca	2,015,772
5,255	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates Series 2007-SA3	5.704%	7/27/37	CC	3,591,998
3,140	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates, Series 2006-SA3	5.967%	9/25/36	CCC	2,428,369
4,448	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	CCC	3,874,537
4,763	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.616%	4/25/37	Caa3	3,622,202
4,557	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	5.832%	8/25/36	CCC	3,678,936
5,166	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.238%	2/20/47	CCC	4,204,790
3,956	Sonic Capital LLC, 144A	5.096%	12/20/31	Baa2	4,057,133
4,723	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	5.462%	4/25/37	CCC	3,616,232
1,384	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.861%	10/25/37	Caa1	1,162,946
2,683	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.776%	10/25/37	Caa1	2,176,863
7,291	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.716%	2/25/37	CCC	5,433,504
625	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Serioes 2007-C31	5.509%	4/15/47	Aa2	638,330
1,229	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.476%	4/25/33	A	1,145,965
4,237	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,589,077
6,170	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.415%	12/25/36	CCC	4,762,086
2,233	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	6.230%	12/28/37	CCC	1,721,045
1,051	Wells fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass Through Certificates	4.978%	10/25/36	CCC	860,676
525	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	5.492%	10/25/36	CCC	432,629
2,301	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR10	5.269%	7/25/36	CCC	1,830,954
626	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	5.937%	9/25/36	Caa1	576,256

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,305	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates,	5.805%	9/25/36	Caa2	$1,098,411
	Series 2006-AR12
2,215	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.913%	4/25/36	BB	1,941,939
576,105	Total Residential				311,007,139
$576,105	Total Mortgage-Backed Securities (cost $292,172,231)				311,007,139
	PPIP Limited Partnership - 21.4%
$–	Wellington Management Legacy Securities PPIF, LP, (3), (4)	N/A	N/A	N/A	$86,931,662
$–	Total PPIP Limited Partnership (cost $76,228,596)				86,931,662
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.1%
$24,776	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $24,776,042, collateralized by $24,360,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $25,273,500	0.040%	1/03/11		$24,775,959
	Total Short-Term Investments (cost $24,775,959)				24,775,959
	Total Investments (cost $393,176,786) – 104.2%				422,714,760
	Other Assets Less Liabilities – (4.2)% (5)				(16,959,487)
	Net Assets – 100%				$405,755,273

Investments in Derivatives

Futures Contracts outstanding at December 31, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(354)	3/11	$(77,492,813)	$171,351

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (5)  Other Assets Less Liabilities includes Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  PPIP  Public-Private Investment Program.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  I/O  Interest only security.

  N/A  Not applicable.

  N/R  Not rated.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of INVESTMENTS

  December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 73.7%
	Residential – 73.7%
$315	AH Mortgage Advance Trust, Series 2010-ADV2, 144A	8.830%	5/10/41	BBB	$316,575
610	AmeriCredit Automobile Receivables Trust Series 2010-2 Class E, 144A	8.660%	10/10/17	BB	648,420
1,120	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	787,320
1,370	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Aa2	1,349,633
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.809%	2/10/51	BBB	1,202,622
676	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.750%	7/25/36	CCC	501,246
493	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.869%	6/25/47	CCC	408,553
2,997	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2006-4	5.477%	10/25/36	CCC	2,137,045
2,895	Bear Stearns Adustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.871%	10/25/35	BB	2,441,248
975	Bear Stearns Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28	5.835%	9/11/42	A+	1,035,761
899	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subrodinated REMIC Pass Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	644,590
270	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006-AR2	4.659%	3/25/36	Caa3	211,916
226	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.481%	1/25/37	CCC	121,610
878	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.986%	8/25/35	Caa2	650,961
798	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.781%	7/25/37	Caa3	589,589
650	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	Caa1	600,419
983	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.861%	10/25/36	CCC	659,068
1,090	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	CCC	725,877
1,103	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	CC	704,328
1,345	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.731%	8/25/37	CCC	893,264
2,996	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.411%	3/25/47	B-	2,132,660
3,244	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	4.076%	3/20/36	CCC	1,965,218
1,394	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa2	1,249,990
845	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.511%	4/25/36	BB-	752,678
2,327	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	CCC	2,101,071
854	Countrywide Home Loans, Mortgage Pass Through Trust Series 2007-HY04	5.837%	9/25/47	CCC	635,880
1,500	Credit Suisse Mortgage Corporation, Series 2010 RR5, 144A, (3)	5.467%	9/18/39	N/R	1,455,152
2,289	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	CCC	1,477,898
890	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	3.218%	3/25/36	CCC	610,810
1,560	Dominos Pizza Master Issuer LLC, Series 2007-1, 144A	5.261%	4/25/37	BBB-	1,602,809
4,004	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.379%	12/25/36	AAA	635,289
7,317	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.047%	8/25/37	AAA	1,000,214
7,931	Fannie Mae REMIC Pass-Through Certificates, (I/O)	5.989%	2/25/40	AAA	1,003,714
5,800	Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	6,154,345
785	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	CCC	568,340
480	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.831%	5/25/37	CCC	364,143

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$280	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate	5.786%	8/25/37	CC	$214,393
	Series 2007-AR2
7,746	Freddie Mac Multi-Class Certificates, (I/O)	6.040%	8/15/35	AAA	947,819
5,124	Freddie Mac Multi-Class Certificates, (I/O)	6.740%	8/15/36	AAA	654,723
5,881	Freddie Mac Multi-Class Certificates, (I/O)	6.440%	12/15/36	AAA	882,749
8,169	Freddie Mac Multi-Class Certificates, (I/O)	6.410%	12/15/36	AAA	975,995
6,647	Freddie Mac Multi-Class Certificates, (I/O)	6.140%	6/15/39	AAA	747,806
9,144	Freddie Mac Multi-Class Certificates, (I/O)	5.960%	1/15/40	AAA	1,218,049
4,669	Freddie Mac REMIC, (I/O)	6.390%	5/15/36	AAA	701,060
835	Freddie Mac Structured Pass Through Certificates Series 2010-K006, 144A, (3)	5.358%	12/26/46	AAA	737,305
764	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	5.652%	3/25/47	CCC	584,396
566	Government National Mortgage Association Pool	4.500%	10/20/39	AAA	172,173
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certifcates Series 2007-GG9	5.475%	3/10/39	Aaa	1,501,407
2,571	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	5.297%	4/25/36	CCC	1,929,240
217	IndyMac INDA Mortgage Loan Trust 2006- AR1, Pass-Through Certificates	5.657%	8/25/36	AAA	209,124
2,518	IndyMac INDA Mortgage Loan Trust Series 2007-AR3	5.966%	7/25/37	CCC	2,010,355
1,081	IndyMac INDX Mortgage Loan Trust 2006-AR3	3.276%	3/25/36	CC	612,048
3,221	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.695%	11/25/35	CCC	2,339,726
1,357	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.451%	10/25/36	CCC	764,018
790	J.P. Morgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.345%	7/25/36	CCC	620,763
354	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	CCC	316,813
957	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	5.595%	6/25/36	Caa2	722,313
1,575	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	4.968%	8/15/42	A2	1,551,831
870	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CB16	5.593%	5/12/45	Aa3	860,123
676	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2008-C2	6.068%	2/12/51	A1	703,854
535	JP Morgan Mortgage Acquisition Trust, Asset-Backed Pass Through Certificates, Series 2007-CH3	0.403%	3/25/37	Caa1	390,241
408	JP Morgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	5.278%	6/25/37	CCC	330,679
841	Leaf II Receivables Funding LLC. , 144A	5.000%	2/20/22	N/R	803,704
461	Leaf II Receivables Funding LLC, 144A	5.000%	1/20/19	N/R	439,084
2,427	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	1,940,833
199	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.352%	6/25/37	CCC	148,215
50	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.700%	12/25/35	B+	36,628
631	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.533%	8/25/35	B-	555,945
2,000	Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.691%	4/15/49	Baa1	1,878,156
460	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13	5.569%	12/15/44	A+	473,120
365	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	3.302%	3/25/36	CCC	223,010
2,894	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	CCC	2,183,946
2,019	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.706%	9/25/37	CCC	1,439,584
525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortage Pass Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	382,041
2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,257,416
815	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 1006-QS10	0.553%	8/25/36	Caa3	455,114
882	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS8	6.000%	6/25/37	CCC	559,003
445	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	307,237
1,416	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	5.829%	1/25/36	Caa3	794,864
556	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	400,538

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$285	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through	0.703%	8/25/36	Ca	$159,855
	Certificates, Series 2006-QS8
1,707	Residential Asset Securitization Trust Series 2007-A9	6.250%	9/25/37	CCC	1,164,695
283	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	5.208%	9/25/35	Caa1	251,694
559	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.620%	4/25/37	CCC	413,302
392	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2007-3	5.505%	7/20/37	CCC	267,836
1,598	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.238%	2/20/47	CCC	1,300,364
282	Sierra Receivables Funding Company, 144A	5.310%	11/20/25	BBB	281,719
2,806	Sonic Capital LLC, 144A	5.096%	12/20/31	Baa2	2,877,734
3,007	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2006-12	0.413%	1/25/37	CCC	1,890,815
582	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-9	5.424%	10/25/47	CCC	389,029
135	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.861%	10/25/37	Caa1	113,394
2,728	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.716%	2/25/37	CCC	2,032,926
2,742	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.413%	12/25/36	CCC	2,116,168
160	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	5.488%	10/25/36	CCC	131,958
170,025	Total Residential				90,709,186
$170,025	Total Mortgage-Backed Securities (cost $85,807,720)				90,709,186
	PPIP Limited Partnership - 24.5%
$–	Wellington Management Legacy Securities PPIF, LP, (3), (4)	N/A	N/A	N/A	$30,213,541
$–	Total PPIP Limited Partnership (cost $26,552,475)				30,213,541
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.6%
$8,106	Repurchase Agreement with State Street Bank, dated 12/31/10,	0.040%	1/03/11		$8,106,367
	repurchase price $8,106,394, collateralized by $8,195,000
	U.S. Treasury Notes, 1.000%, due 4/30/12, value $8,270,394
	Total Short-Term Investments (cost $8,106,367)				8,106,367
	Total Investments (cost $120,466,562) – 104.8%				129,029,094
	Other Assets Less Liabilities – (4.8)% (5)				(5,870,461)
	Net Assets – 100%				$123,158,633

Investments in Derivatives

Futures Contracts outstanding at December 31, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(101)	3/11	$(22,109,531)	$48,888

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (5)  Other Assets Less Liabilities includes Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  PPIP  Public-Private Investment Program.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  I/O  Interest only security.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  N/A  Not applicable.

  N/R  Not rated.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2010

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $292,172,231 and $85,807,720, respectively)	$311,007,139	$90,709,186
PPIP Limited Partnership, at value (cost $76,228,596 and $26,552,475, respectively)	86,931,662	30,213,541
Short-term investments (at cost, which approximates value)	24,775,959	8,106,367
Cash	2,813	—
Deposit with brokers for open futures contracts	212,400	60,600
Receivables:
Interest	1,720,107	511,189
Investments sold	6,949,888	8,692
Other assets	6,439	624
Total assets	431,606,407	129,610,199
Liabilities
Cash overdraft	—	8,691
Payables:
Investments purchased	25,204,666	6,133,500
Variation margin on futures contracts	94,031	26,828
Accrued expenses:
Management fees	444,999	139,317
Other	107,438	143,230
Total liabilities	25,851,134	6,451,566
Net assets	$405,755,273	$123,158,633
Shares outstanding	15,833,756	4,804,200
Net asset value per share outstanding	$25.63	$25.64
Net assets consist of:
Shares, $.01 par value per share	$158,338	$48,042
Paid-in surplus	376,753,528	114,412,233
Undistributed (Over-distribution of) net investment income	1,627,660	35,753
Accumulated net realized gain (loss)	(2,493,578)	51,185
Net unrealized appreciation (depreciation)	29,709,325	8,611,420
Net assets	$405,755,273	$123,158,633
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2010

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)*
Investment Income	$33,735,382	$7,174,240
Expenses
Management fees	4,785,269	1,273,418
Shareholders' servicing agent fees and expenses	—	96
Custodian's fees and expenses	75,232	30,873
Trustees' fees and expenses	12,703	2,846
Professional fees	125,785	107,488
Shareholders' reports – printing and mailing expenses	59,987	33,428
Stock exchange listing fees	9,089	—
Investor relations expense	22,305	8,479
Other expenses	5,955	4,423
Total expenses before custodian fee credit	5,096,325	1,461,051
Custodian fee credit	(3,202)	(67)
Net expenses	5,093,123	1,460,984
Net investment income	28,642,259	5,713,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,128,720	1,095,632
Futures contracts	(239,886)	(303,539)
Change in net unrealized appreciation (depreciation) of:
Investments	32,582,184	8,562,532
Futures contracts	(3,592,587)	48,888
Net realized and unrealized gain (loss)	29,878,431	9,403,513
Net increase (decrease) in net assets from operations	$58,520,690	$15,116,769

*  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Year Ended 12/31/10	For the period 11/25/09 (commencement of operations) through 12/31/09	For the period 2/24/10 (commencement of operations) through 12/31/10
Operations
Net investment income	$28,642,259	$330,225	$5,713,256
Net realized gain (loss) from:
Investments	1,128,720	—	1,095,632
Futures contracts	(239,886)	—	(303,539)
Net unrealized appreciation (depreciation) of:
Investments	32,582,184	(3,044,210)	8,562,532
Futures contracts	(3,592,587)	3,763,938	48,888
Net increase (decrease) in net assets from operations	58,520,690	1,049,953	15,116,769
Distributions to Shareholders
From net investment income	(26,985,870)	—	(5,435,943)
From accumulated net realized gains	(3,763,684)	—	(982,468)
Return of capital	(316,194)	—	—
Decrease in net assets from distributions to shareholders	(31,065,748)	—	(6,418,411)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	19,060,000	357,375,000	114,360,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	715,103	—	—
Net increase (decrease) in net assets applicable to shares from capital share transactions	19,775,103	357,375,000	114,360,000
Net increase (decrease) in net assets	47,230,045	358,424,953	123,058,358
Net assets at the beginning of period	358,525,228	100,275	100,275
Net assets at the end of period	$405,755,273	$358,525,228	$123,158,633
Undistributed (Over-distribution of) net investment income at the end of period	$1,627,660	$330,225	$35,753

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2010

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)*
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$58,520,690	$15,116,769
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(479,303,854)	(262,029,372)
Proceeds from sales and maturities of investments	452,665,665	151,383,726
Proceeds from (Purchase of) short-term investments, net	107,269,614	(8,106,367)
Amortization (Accretion) of premiums and discounts, net	(2,707,841)	(481,985)
(Increase) Decrease in deposits with brokers for open future contracts	1,469,900	(60,600)
(Increase) Decrease in receivable for interest	(97,474)	(511,189)
(Increase) Decrease in receivable for investments sold	(6,949,888)	(8,692)
(Increase) Decrease in other assets	(6,439)	(624)
Increase (Decrease) in payable for variation margin on futures contracts	619,398	26,828
Increase (Decrease) in payable due to broker	(258,988)	—
Increase (Decrease) in payable for investments purchased	(82,051,193)	6,133,500
Increase (Decrease) in accrued management fees	112,201	139,317
Increase (Decrease) in accrued other liabilities	17,429	143,230
Net realized (gain) loss from investments	(1,128,720)	(1,095,632)
Net realized (gain) loss from paydowns	(5,117,551)	(351,194)
Change in net unrealized (appreciation) depreciation of investments	(32,582,184)	(8,562,532)
Taxes paid on undistributed capital gains	(22,318)	—
Net cash provided by (used in) operating activities	10,448,447	(108,264,817)
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft balance	—	8,691
Net cash activity from dollar rolls	585,590	214,262
Cash distributions paid to shareholders	(30,350,645)	(6,418,411)
Proceeds from sale of shares	19,100,000	114,600,000
Offering costs	(40,000)	(240,000)
Net cash provided by (used in) financing activities	(10,705,055)	108,164,542
Net Increase (Decrease) in Cash	(256,608)	(100,275)
Cash at the beginning of period	259,421	100,275
Cash at the End of Period	$2,813	$—

*  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $715,103 and $ - for Mortgage Opportunity Term Fund (JLS) and Mortgage Opportunity Term Fund 2 (JMT), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2010	$23.89	$1.81	$1.90	$3.71	$(1.71)	$(.24)	$(.02)	$(1.97)	$— **	$25.63	$25.50
2009(b)	23.88	.02	.04	0.06	—	—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2010(c)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(e)
	Based on Market Value(d)	Based on Net Asset Value(d)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2010	10.47%	16.06%	$405,755	1.30%		7.32%		109%
2009(b)	.00	.06	358,525	1.21	*	.96	*	—
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2010(c)	3.07	13.20	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

(d)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  Ratios do not reflect the effect of custodian fee credit earned on the Fund's net cash on deposit with the custodian bank, where applicable.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (collectively,the "Funds"). The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as newly organized, non-diversified, closed-end management investment companies. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their net assets to shareholders of record as of the date of termination.

Prior to commencement of operations, the Funds had no operations other than those related to organizational matters, the initial capital contribution of $100,275 to each Fund by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the Funds' organizational expenses ($16,000 per Fund) and their reimbursement by the Adviser.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities ("MBS"). Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). Each Fund's Feeder PPIP Fund invests in a master fund (the "Master PPIP Fund" collectively, the "Master PPIP Funds") that have been organized to invest directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury (the "UST"). In the case of Mortgage Opportunity Term 2 (JMT), the Feeder PPIP Fund will have three limited partners, consisting of the Fund and two private offshore feeder funds that have already invested in the Feeder PPIP Fund. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act. Wellington Management Company, LLP ("Wellington Management") has day-to-day responsibility for managing each Fund's direct investments in MBS and other permitted investments. Wellington Management is also the investment adviser to the Feeder PPIP Funds and the Master PPIP Funds.

Effective January 1, 2011, Nuveen Asset Management, the Funds' Adviser, has changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as a sub-adviser to the Funds, and the Funds' portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each Fund within this report. Nuveen Fund Advisors (as each affected Fund's investment adviser) will compensate Nuveen Asset Management, LLC (as each such Fund's newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund's management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future. This restructing did not result in any change to Wellington Management's Sub-Advisory Agreement.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Nuveen Investments

Significant Accounting Policies

Public-Private Investment Program

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment partnerships, such as the Master PPIP Funds, through which privately raised capital and the UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A significant portion of PPIP Eligible Assets are now rated below investment grade.

PPIP Investments

The Feeder PPIP Funds and Master PPIP Funds are Delaware limited partnerships, organized to provide qualified institutional investors with access to PPIP. Mortgage Opportunity Term (JLS) is a limited partner of its Feeder PPIP Fund (Onshore PPIP Fund) and Mortgage Opportunity Term 2 (JMT) is a limited partner of its Feeder PPIP Fund (Offshore PPIP Fund). Each Fund's interest in its respective Feeder PPIP Fund is substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects, except the Funds are not subject to the management fee of the Feeder PPIP Funds. Investors in each Fund, however, pay a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and its indirect investment in the leveraged Master PPIP Fund. The Feeder PPIP Funds invests all of their assets in the Master PPIP Funds. The Master PPIP Funds invest directly in a portfolio of PPIP Eligible Assets and borrows from the UST through a senior secured term loan facility. Neither of the Feeder PPIP Funds, nor the Master PPIP Funds, are registered with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act, and neither Fund's interests are registered under the Securities Act of 1933, as amended. The Feeder PPIP Funds and Master PPIP Funds are each expected to terminate on October 1, 2017, but may be continued with the prior written consent of the UST for up to two consecutive one-year periods.

On December 8, 2009 (the "Commitment Date" for Mortgage Opportunity Term (JLS)), Mortgage Opportunity Term's (JLS) subscription for an investment of $95,000,000 in the Onshore Feeder PPIP Fund was accepted, and on March 2, 2010 (the "Commitment Date" for Mortgage Opportunity Term 2 (JMT)) Mortgage Opportunity Term 2's (JMT) subscription for an investment of $33,000,000 in the Offshore Feeder PPIP Fund was accepted. As of December 31, 2010, an undrawn capital commitment to each Feeder PPIP Fund of $18,902,100 and $6,565,993 remained for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively. The Adviser has delegated management of assets that have been committed to, but not yet called by, the Feeder PPIP Funds to Wellington Management.

Each Fund, as an additional new investor in the Feeder PPIP Fund, paid to the Feeder PPIP Fund an interest equivalent on the Fund's pro rata share of previously called capital pursuant to the partnership agreement. This interest equivalent or "equalization" payment, which totaled $130,696 and $118,468 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, compensated prior investors for the use of their previously contributed capital and was recorded as a component of each Fund's cost in the Feeder PPIP Fund.

The partnership agreements of the Feeder PPIP Funds and the Master PPIP Funds, which govern each Fund's investment, treat each Fund as if it had made its investment at the inception of its Master PPIP Fund. This means that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), as new investors, participated in losses of $217,735 and gains of $329,666, respectively, on their investment as of their respective Commitment Date, representing each Fund's pro rata share of its Master PPIP Fund's gains and losses as of that date.

Each Feeder PPIP Fund generally may not withdraw from its Master PPIP Fund, and each Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, each Fund generally may not withdraw from its Feeder PPIP Fund, and each Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Feeder PPIP Fund, in whole or in part, without written consent of the general partner of its Feeder PPIP Fund and its Master PPIP Fund. As a result, each Fund's investment in its Feeder PPIP Fund is considered illiquid.

Investment Valuation

In determining the value of each Fund's direct investments, securities and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

quoted bid and ask prices and are generally valued as Level 1. Futures contracts are valued using the closing settlement price and are generally classified as Level 1. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Repurchase agreements are valued at contract amount plus interest, which approximates market value. These securities are generally classified as Level 2.

Each Fund's investment in its Feeder PPIP Fund is valued by determining the Fund's pro rata ownership interest in the net assets of the Feeder PPIP Fund. On a daily basis, each Fund receives an indication of the net asset value of its Master PPIP Fund, which the Adviser uses along with other inputs to derive a value for the Fund's investment in the Feeder PPIP Fund. These securities are generally classified as Level 3.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) had outstanding when-issued/delayed delivery purchase commitments of $18,686,703 and $6,133,500, respectively.

Nuveen Investments

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund expects its indirect investment in its Master PPIP Fund will be leveraged by borrowings by the Master PPIP Fund under a credit agreement with the UST in an amount equal to approximately 50% of the Master PPIP Fund's total assets immediately after giving effect to the borrowing. Each Master PPIP Fund's borrowing is non-recourse to each Fund. Although each Master PPIP Fund's borrowing will not constitute an actual borrowing of each Fund for purposes of the 1940 Act, it will constitute effective leverage for each Fund. Each Fund may also employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets. As of December 31, 2010, each Master PPIP Fund had drawn a portion of its available borrowings from the UST. The Funds did not employ the use of direct leverage during the period covered by this report.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells MBS for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the MBS. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily. Each Fund entered into dollar roll transactions during the fiscal year ended December 31, 2010.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2010, the Funds hedged interest rate risk through U.S. Treasury futures contracts.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2010, was as follows:

Mortgage Mortgage	Opportunity Term (JLS)	Opportunity Term 2 (JMT)*
Average number of futures contracts outstanding	560	87

*  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organizational and Offering Costs

The Adviser has agreed to reimburse all organizational expenses (approximately $16,000 for both Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT)) of the Funds and to pay all offering costs (other than the sales load) that exceed $.05 per share. Each Fund's share of offering costs of $790,000 and $240,000 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, was recorded as a reduction of proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued

Nuveen Investments

interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2010:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$308,472,929	$2,534,210	$311,007,139
PPIP Limited Partnership	—	—	86,931,662	86,931,662
Short-Term Investments	—	24,775,959	—	24,775,959
Derivatives:
Futures Contracts*	171,351	—	—	171,351
Total	$171,351	$333,248,888	$89,465,872	$422,886,111
Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$88,516,729	$2,192,457	$90,709,186
PPIP Limited Partnership	—	—	30,213,541	30,213,541
Short-Term Investments	—	8,106,367	—	8,106,367
Derivatives:
Futures Contracts*	48,888	—	—	48,888
Total	$48,888	$96,623,096	$32,405,998	$129,077,982

*  Represents net unrealized appreciation (depreciation).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Mortgage Opportunity Term (JLS)	Level 3 Mortgage-Backed Securities	Level 3 PPIP Limited Partnership	Level 3 Total
Balance at the beginning of year	$—	$18,829,211	$18,829,211
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	11,784	11,046,026	11,057,810
Purchases at cost	2,515,286	57,056,425	59,571,711
Sales at proceeds	—	—	—
Net discounts (premiums)	7,140	—	7,140
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of year	$2,534,210	$86,931,662	$89,465,872
Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$11,784	$11,046,026	$11,057,810
Mortgage Opportunity Term 2 (JMT)	Level 3 Mortgage-Backed Securities	Level 3 PPIP Limited Partnership	Level 3 Total
Balance at the beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	154,625	3,661,066	3,815,691
Purchases at cost	2,032,464	26,552,475	28,584,939
Sales at proceeds	—	—	—
Net discounts (premiums)	5,368	—	5,368
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of year	$2,192,457	$30,213,541	$32,405,998
Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$154,625	$3,661,066	$3,815,691

During the fiscal year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 — General Information and Significant Accounting Policies.

Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Mortgage Opportunity Term (JLS)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on open futures contracts	$171,351	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

Mortgage Opportunity Term 2 (JMT)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on open futures contracts	$48,888	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$—

*  Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)*
Risk Exposure
Interest Rate	$(239,886)	$(303,539)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)*
Risk Exposure
Interest Rate	$(3,592,587)	$48,888

*  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

4. Fund Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Year Ended 12/31/10	For the period 11/25/09 (commencement of operations) through 12/31/09	For the period 2/24/10 (commencement of operations) through 12/31/10
Shares: Sold	800,000	15,000,000	4,800,000
Issued to shareholders due to reinvestment of distributions	29,556	—	—
	829,556	15,000,000	4,800,000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2010, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)*
Purchases of Investment Securities and contributions to the PPIP Limited Partnership	$479,303,854	$262,029,372
Sales and maturities of Investment Securities and distributions to the PPIP Limited Partnership	452,665,665	151,383,726

*  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds' investments, premium amortization, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$391,549,126	$120,797,201
Gross unrealized:
Appreciation	31,685,582	8,855,534
Depreciation	(519,948)	(623,641)
Net unrealized appreciation (depreciation) of investments	$31,165,634	$8,231,893

Permanent differences, primarily due to federal taxes paid, return of capital distributions, investments in MBS, partnership income, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets at December 31, 2010, the Funds' tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$(338,512)	$—
Undistributed (Over-distribution of) net investment income	(42,760)	740,908
Accumulated net realized gain (loss)	381,272	(740,908)

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds' tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income*	$—	$474,955
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)***
Distributions from net ordinary income*	$28,491,191	$6,418,441
Distributions from net long-term capital gains**	2,258,363	—
Return of capital	316,194	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2010.

***  For the period February 24, 2010 (commencement of operations) through December 31, 2010.

During the period November 25, 2009 (commencement of operations) through December 31, 2009, Mortgage Opportunity Term (JLS) made no distributions to its shareholders.

At December 31, 2010, the Funds' tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Mortgage Opportunity Term (JLS)
Expiration:
December 31, 2018	$2,322,230

The following Fund elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Mortgage Opportunity Term 2 (JMT)
Post-October capital losses	$8,491

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets (1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level (2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in the Feeder PPIP Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment Sub-Advisory Agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. Wellington Management's portion of the management fee compensates Wellington Management for the investment advisory services it provides with respect to each Fund's direct investments in MBS and other permitted investments.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen funds.

At December 31, 2010, Nuveen owned 4,200 shares of each Fund.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Stragetic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers, Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, and exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Boards of Trustees (collectively, the "Board," and each Trustee, a "Board Member") of the Nuveen Mortgage Opportunity Term Fund ("JLS") and Nuveen Mortgage Opportunity Term Fund 2 ("JMT," and collectively with JLS, the "Funds") are responsible for approving advisory arrangements for the Funds. At a meeting held on October 2, 2009 with respect to JLS and January 19, 2010 with respect to JMT (each an "Initial Approval Meeting"), the Board was asked to approve the respective advisory arrangements on behalf of the applicable Fund. At the Initial Approval Meetings, the Board Members, including the Board Members who are not parties to the advisory agreements or "interested persons" of any parties (the "Independent Board Members"), approved the respective investment management agreement (each an "Investment Management Agreement") between the applicable Fund and Nuveen Asset Management ("NAM") and the respective investment sub-advisory agreement (each a "Wellington Sub-Advisory Agreement") between NAM and Wellington Management Company, LLP (the "Sub-Adviser"), on behalf of the applicable Fund. The Sub-Adviser and NAM are each referred to hereafter as a "Fund Adviser." The Investment Management Agreements and the Wellington Sub-Advisory Agreements are each referred to hereafter as an "Advisory Agreement."

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at each Initial Approval Meeting, the Independent Board Members had received, in adequate time in advance of the Initial Approval Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Fund Adviser;

•  the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•  the expertise and background of the Fund Adviser with respect to the respective Fund's investment strategy;

•  certain performance-related information (as described below);

•  the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers during the relevant period);

•  the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•  the expected expenses of the respective Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•  the soft dollar practices of the Fund Adviser, if any.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

At each Initial Approval Meeting, NAM made a presentation to and responded to questions from the Board. During each Initial Approval Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As NAM and the Sub-Adviser serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board had a good understanding of each such Fund Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At each Initial Approval Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the respective Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM was expected to provide the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment management services, it was understood that NAM and its affiliates would provide the Funds with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that NAM would oversee the Sub-Adviser.

Nuveen Investments

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that each Wellington Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to each Fund. The Board Members, however, recognized the Sub-Adviser's experience in the mortgage-backed securities market and its selection by the U.S. Treasury ("UST") as an eligible manager to establish certain public-private investment funds pursuant to the UST's Public-Private Investment Program (the "PPIP") described in further detail below. It was also understood that the Sub-Adviser served as investment adviser to the Feeder PPIP Fund and Master PPIP Fund (each, as defined below), and an affiliate of the Sub-Adviser served as general partner to the Feeder PPIP Fund and Master PPIP Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to each Fund under each respective Advisory Agreement were satisfactory.

B. Investment Performance

At the time of each respective Initial Approval Meeting, each Fund was new and therefore did not have its own performance history. However, the Independent Board Members were familiar with each Fund Adviser's performance record on other Nuveen funds. The Independent Board Members also were provided with certain cash flow projections, including projections relating to income distribution and excess cash flow for an eight-year period based on certain assumptions and projected returns.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure, its proposed sub-advisory fee arrangement, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. In reviewing the comparative information for each Fund, the Independent Board Members recognized that there were no funds (at the time of the Initial Approval Meeting for JLS) and no funds other than JLS (at the time fo the Initial Approval Meeting for JMT) that were directly comparable to the respective Fund given the unique nature of PPIP and each Fund's novel structure. In this

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

regard, the Independent Board Members noted the unique structure of the Funds, each of which was expected to invest in mortgage-backed securities ("MBS") directly, as well as indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund"), which in turn intended to invest alongside the UST in a master fund that had been organized to invest directly in MBS and other assets eligible for purchase under PPIP (the "Master PPIP Fund"). The Independent Board Members considered that each Fund's total management fee reflected the fact that, among other things, although the Fund would be investing in income investments, the portfolio strategy would have an equity-like component given the distressed nature of the assets. Each Fund also was structured with a limited term.

In addition to the foregoing, each Fund's management fees would be calculated based on its total managed assets, which would consist of the Fund's total assets invested both directly and indirectly through the Feeder PPIP Fund, including leverage proceeds at both the Fund level and at the Master PPIP Fund level attributable to the Fund's investment in the Feeder PPIP Fund. Accordingly, the Independent Board Members recognized that because a decision to increase a Fund's leverage would have the effect of increasing managed assets and, therefore, NAM's and the Sub-Adviser's management fees, NAM might have an incentive to effect, and the Sub-Adviser might have an incentive to recommend, an increase in a Fund's use of leverage; however, the Independent Board Members considered that NAM, in consultation with the Sub-Adviser, would seek to manage that incentive by only increasing a Fund's use of leverage when it determines that such increase is consistent with the Fund's investment objective, and by periodically reviewing its performance and use of leverage with the Board. In addition, the Independent Board Members recognized that all management fees paid to NAM and the Sub-Adviser will be charged at the Fund level, and that the Sub-Adviser would not charge a fee on any assets attributable to the respective Fund's investment in the Feeder PPIP Fund or indirect investment in the Master PPIP Fund.

The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the respective Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM charges other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted, at the Initial Approval Meetings or at prior meetings, that the fee rates charged to a fund (such as the Funds) and charged to other clients vary, among

Nuveen Investments

other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services as described above to be provided to a fund (such as the Funds) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Funds, the Independent Board Members believed such facts justified the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members were familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients (such as retail and/or institutional managed accounts) as applicable. More specifically, the Independent Board Members considered that fees paid by each Fund's investors were expected to be less than the fees paid by the Sub-Adviser's institutional PPIP investors.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers during the relevant period) and its financial condition. At the Initial Approval Meetings or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also were provided with relevant reports filed by Nuveen with the Securities and Exchange Commission. The Independent Board Members also considered, at the Initial Approval Meetings or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons, as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates were expected to receive that were directly attributable to their management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expected expenses of the applicable Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Funds could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for each Fund, including fund-level breakpoints thereto. In this regard, however, given that each Fund is a closed-end fund, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of their investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered each Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with each Fund's shareholders.

Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Funds for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members noted that while the Sub-Adviser does have some soft dollar arrangements with respect to some of its agency trades, trades on fixed income securities would be done on a principal basis and generally would not generate soft dollar credits. The Independent Board Members noted that the Sub-Adviser's profitability may be lower if it were required to pay for research that is subject to soft dollar arrangements with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreements and the Wellington Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services to be provided to each respective Fund and that the respective Investment Management Agreement and Wellington Sub-Advisory Agreement should be and were approved on behalf of the applicable Fund.

Nuveen Investments

Board Approval of Sub-Advisory Arrangements with Nuveen Asset Management, LLC (Unaudited)

Since the Initial Approval Meetings, Nuveen has engaged in an internal restructuring (the "Restructuring") pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC ("NAM LLC"), a newly-organized wholly-owned subsidiary of NAM, and NAM changed its name to Nuveen Fund Advisors, Inc. ("NFA"). NAM, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, continues to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into a sub-advisory agreement with NAM LLC on behalf of each Fund (each, a "NAM LLC Sub-Advisory Agreement"). Under each NAM LLC Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund's investment portfolio allocated to it by NFA. The Restructuring did not result in any change to the Wellington Sub-Advisory Agreements. In addition, there have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the NAM LLC Sub-Advisory Agreements on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at each Initial Approval Meeting in approving the respective Advisory Agreement were equally applicable to the approval of the respective NAM LLC Sub-Advisory Agreement.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended December 31, 2010. JLS and JMT hereby designate 100% and 100%, respectively, (or the maximum amount of eligible) of ordinary income distribution as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2010.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

EAN-K-1210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, the registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Mortgage Opportunity Term Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2010	$40,787	$5,500	$15,358	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009 (5)	$36,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5) The fund commenced operations on November 25, 2009.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009 (1)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

(1) The fund commenced operations on November 25, 2009.

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2010	$15,358	$0	$0	$15,358
December 31, 2009 (1)	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(1) The fund commenced operations on November 25, 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, the members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc.,  has engaged Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

WELLINGTON MANAGEMENT

The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policy and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

ITEM 8.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.)  NFA is responsible for the selection and on-going monitoring of the Fund’s sub-advisers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“NAM, LLC”), and Wellington Management Company, LLP (“Wellington Management”) as Sub-Advisers to provide discretionary investment advisory services.    NAM, LLC is responsible for determining whether and to what extent the registrant invests in a public-private investment partnership established pursuant to the U.S. Treasury’s Public-Private Investment Program.  Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments.  The following section provides information on the persons at the Sub-Advisers who are primarily responsible for the day-to-day management of the registrant’s portfolio:

NAM, LLC

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHY

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at NAM, LLC, has served as a portfolio manager of the registrant since its inception.  Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000. He became a managing director and head of Nuveen’s portfolio managers in 2006, and he became Nuveen’s Chief Investment Officer in 2007, supervising all of Nuveen’s fixed-income investment activities. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	8	$5.05 billion
	Other Pooled Investment Vehicles	3	$253 million
	Other Accounts	14	$2.4 million

*   Assets are as of December 31, 2010.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

The portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other accounts.  NAM, LLC, however, believes that such potential conflicts are mitigated by the fact that NAM, LLC has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM, LLC has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Item 8(a)(3).          PORTFOLIO MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position. Portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Adviser believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.

Item 8(a)(4).          OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Miller	X

Wellington Management

Item 8(a)(1).          PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception.  Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

	All Accounts						Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Michael F. Garrett	3	6	$35,567.3	6	$2,915.3	13	$3,304.5	0	$0	1	$2,096.9	1

POTENTIAL MATERIAL CONFLICTS OF INTEREST

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the registrant, or make investment decisions that are similar to those made for the registrant, both of which have the potential to adversely impact the registrant depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the registrant and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the registrant’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the registrant. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).          PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the registrant as set forth in the Investment Subadvisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the registrant. The following information relates to the fiscal year ended December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for Mr. Garrett, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the registrant and generally each other account managed by the Portfolio Manager.  The incentive paid to the Portfolio Manager is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a partner of the firm.

Item 8(a)(4).          OWNERSHIP OF REGISTRANT’S SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2011